Junior Subordinated Debentures	12 Months Ended
Jun. 30, 2012
Debt Disclosure [Abstract]
Long-term Debt [Text Block]
(7)	Junior Subordinated Debentures

On October 31, 2005, Patapsco Statutory Trust I, a Connecticut statutory business trust and an unconsolidated wholly-owned subsidiary of the Company, issued $5 million of capital trust pass-through securities to investors. The interest rate is fixed for the first seven years at 6.465%. Thereafter, the interest rate adjusts on a quarterly basis at the rate of the three month LIBOR plus 1.48%. Patapsco Statutory Trust I purchased $5,155,000 of junior subordinated deferrable interest debentures from the Company. The debentures are the sole asset of the Trust. The terms of the junior subordinated debentures are the same as the terms of the capital securities. The Company has also fully and unconditionally guaranteed the obligations of the Trust under the capital securities. The capital securities are redeemable by the Company on or after October 31, 2010, at par. The capital securities must be redeemed upon final maturity of the subordinated debentures on December 31, 2035.

On May 6, 2010, the Company’s Board of Directors determined to suspend interest payments on the trust preferred securities. The Company’s Board of Directors took this action in consultation with the Federal Reserve Bank of Richmond as required by recent regulatory policy guidance. At June 30, 2012, cumulative unpaid interest totaled $727,000. This amount has been accrued in the consolidated financial statements.